Exhibit 16

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of HC Capital Trust, a Delaware statutory trust (the "Trust"), does hereby constitute and appoint Colette Bergman and Jamie Eisner, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended ("Securities Act"), the Investment Company Act of 1940, as amended ("1940 Act") and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of the shares of beneficial interest of the Trust (the "Securities") and in connection with the registration of the Trust under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for, and on behalf of, the Trust and the undersigned, the name of the undersigned as Trustee or an officer, as appropriate, of the Trust to the Registration Statement on Form N-14 relating to the proposed reorganization of each of The Value Equity Portfolio and The Small Capitalization – Mid Capitalization Equity Portfolio into The Growth Equity Portfolio (effective April 17, 2024, The U.S. Equity Portfolio), each a series of the Trust, including any pre- and post-effective amendments thereto filed with the SEC with respect to the Securities or with respect to the Trust and to any instrument or document filed as part of, as an exhibit to, or in connection with, any Registration Statement or amendment.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 12, 2024.

/s/ John M. Dyer	/s/ R. Richard Williams
John M. Dyer, Trustee	R. Richard Williams, Trustee

/s/ Jarrett Burt Kling	/s/ Richard W. Wortham
Jarrett Burt Kling, Trustee	Richard W. Wortham III, Trustee

/s/ Geoffrey Trzepacz
Geoffrey A. Trzepacz, Trustee

HC CAPITAL TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being an executive officer of HC Capital Trust, a statutory trust organized under the laws of the State of Delaware (the “Trust”), does hereby make, constitute and appoint COLETTE BERGMAN and JAMIE EISNER, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and re-substitution, in any and all capacities, to execute for, and on behalf of, the undersigned any and all filings and amendments to the Registration Statement on Form N-14 relating to the proposed reorganization of each of The Value Equity Portfolio and The Small Capitalization – Mid Capitalization Equity Portfolio into The Growth Equity Portfolio (effective April 17, 2024, The U.S. Equity Portfolio), each a series of the Trust, including any pre- and post-effective amendments thereto, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed his name this 12th day of March, 2024.

/s/ Geoffrey Trzepacz

Geoffrey A. Trzepacz

HC CAPITAL TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being an executive officer of HC Capital Trust, a statutory trust organized under the laws of the State of Delaware (the “Trust”), does hereby make, constitute and appoint GEOFFREY A. TRZEPACZ and JAMIE EISNER, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and re-substitution, in any and all capacities, to execute for, and on behalf of, the undersigned any and all filings and amendments to the Registration Statement on Form N-14 relating to the proposed reorganization of each of The Value Equity Portfolio and The Small Capitalization – Mid Capitalization Equity Portfolio into The Growth Equity Portfolio (effective April 17, 2024, The U.S. Equity Portfolio), each a series of the Trust, including any pre- and post-effective amendments thereto, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed her name this 12th day of March, 2024.

/s/ Colette Bergman

Colette Bergman